UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2023
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2023, The Hershey Company (the “Company”) held its 2023 Annual Meeting of Stockholders via live webcast. Set forth below are the final voting results from the meeting.

Proposal No. 1 — Election of Directors

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Pamela M. Arway	671,168,508	7,579,152	16,794,912
Michele G. Buck	667,986,709	10,760,951	16,794,912
Mary Kay Haben	676,482,071	2,265,589	16,794,912
James C. Katzman	642,466,370	36,281,290	16,794,912
M. Diane Koken	676,368,776	2,378,884	16,794,912
Huong Maria T. Kraus	677,954,369	793,291	16,794,912
Robert M. Malcolm	643,621,680	35,125,980	16,794,912
Anthony J. Palmer	642,944,245	35,803,415	16,794,912
Juan R. Perez	635,248,556	43,499,104	16,794,912

Holders of the Company’s Common Stock, voting separately as a class, elected the following directors by the votes set forth as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Victor L. Crawford	105,359,027	2,265,883	16,794,912
Robert M. Dutkowsky	60,939,519	46,685,391	16,794,912

Proposal No. 2 — Ratification of Appointment of Independent Auditors

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, ratified the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2023, by the votes set forth as follows:

Votes For	Votes Against	Abstentions
694,661,914	606,385	276,903

Proposal No. 3 — Non-Binding Advisory Vote on Named Executive Officer Compensation

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, approved the compensation of the Company’s named executive officers on a non-binding advisory basis by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
670,354,069	7,815,379	578,212	16,794,912

Proposal No. 4 — Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, approved to hold future advisory votes on named executive officer compensation every one year by the votes set forth as follows:

1 Year	2 Years	3 Years	Abstentions
676,524,601	274,525	1,526,468	422,066

Proposal No. 5 — Stockholder Proposal

Holders of the Company’s Common Stock and Class B Common Stock, voting together without regard to class, voted against the stockholder proposal by the votes set forth as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,575,823	652,467,970	1,703,867	16,794,912

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 19, 2023	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer